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                          SUPPLEMENT TO THE PROSPECTUS
                               DATED JULY 31, 2001
                   NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE

PAGE 2 OF THE PROSPECTUS

The paragraph entitled "Availability Limitations" on page 2 of the Prospectus is amended to read as follows: We have designed the Variable Executive Life Policy for use with non-tax qualified executive benefit plans. We offer the Policy for use with corporate-sponsored plans where the first year premium for the plan will be at least $50,000. In addition, we offer this Policy where no corporate sponsor is involved and the first year premium for each Policy will be at least $50,000. We will permit exceptions in some cases and additional requirements may apply. Each case must be approved at our Home Office.



PAGE 3 OF THE PROSPECTUS

The second paragraph under the heading "From Policy Value" on page 3 of the Prospectus is amended to read as follows: Monthly mortality and expense risk charge. The current charge is at the annual rate of .75% (0.06250% monthly rate) of the Policy Value, less any Policy debt, for the first 10 Policy years, and
 .38% (0.03167% monthly rate) thereafter. The maximum annual rate is .90% (0.07500% monthly rate).



PAGE 10 OF THE PROSPECTUS

The third sentence of the second paragraph under the heading "Charges against Policy Value" on page 10 of the Prospectus is amended to read as follows:
Currently the charge is equal to an annual rate of .75% (0.06250% monthly rate) of the Policy Value, less any Policy debt, for the first 10 Policy years, and
 .38% (0.03167% monthly rate) thereafter.


           THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JANUARY 1, 2002.